Exhibit 16.C.4

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                        COMPARATIVE FINANCIAL STATEMENTS
                                  BALANCE SHEET

                                      Month End       Year End        Year End        Year End        Year End        Year End
ASSETS                                 Dec-00          Jun-00          Jun-99          Jun-98          Jun-97          Jun-96
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Cash & Equivalents                $  3,420,000    $  2,130,000    $  6,890,000    $  2,220,000    $  2,300,000    $  1,780,000
  Net Receivables                      1,040,000       1,370,000       1,740,000       1,800,000       1,640,000       1,570,000
  Prepaid Expenses                            --         210,000         340,000         320,000         270,000         290,000
  Other Current Assets                   510,000         240,000         170,000         220,000         410,000         140,000
                                    ------------    ------------    ------------    ------------    ------------    ------------
Total Current Assets                $  4,970,000    $  3,950,000    $  9,140,000    $  4,560,000    $  4,620,000    $  3,780,000

  Gross Property & Equipment        $  2,660,000    $  2,660,000    $  2,540,000    $  2,540,000    $  2,450,000    $  2,440,000
    Accumulated Depreciation           1,100,000       1,040,000         930,000         820,000         720,000         890,000
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Net Property & Equipment          $  1,560,000    $  1,620,000    $  1,610,000    $  1,720,000    $  1,730,000    $  1,550,000
  Other Investments                           --         830,000       1,030,000       1,130,000       1,150,000       1,080,000
  Intangibles                                 --         200,000         260,000         190,000         280,000         340,000
  Other Assets                         1,060,000         120,000          80,000         200,000         130,000         130,000
                                    ------------    ------------    ------------    ------------    ------------    ------------
Total Assets                        $  7,590,000    $  6,720,000    $ 12,120,000    $  7,800,000    $  7,910,000    $  6,880,000
                                    ============    ============    ============    ============    ============    ============

LIABILITIES
  Long Term Debt, Current Portion             --              --              --    $     30,000    $     30,000    $     30,000
  Accounts Payable                        20,000         140,000         580,000         610,000         430,000         150,000
  Accrued & Other Expenses               370,000         280,000       6,490,000         710,000         850,000         410,000
                                    ------------    ------------    ------------    ------------    ------------    ------------
Total Current Liabilities           $    390,000    $    420,000    $  7,070,000    $  1,350,000    $  1,310,000    $    590,000

  Long Term Debt                              --              --              --              --    $     30,000    $     60,000
Total Liabilities                   $    390,000    $    420,000    $  7,070,000    $  1,350,000    $  1,340,000    $    650,000
                                    ============    ============    ============    ============    ============    ============

EQUITY
  Common Stock                      $     90,000    $     90,000    $     90,000    $     50,000    $     50,000    $     50,000
  Capital Surplus                      2,100,000       2,100,000       2,100,000       2,150,000       2,150,000       2,150,000
  Retained Earnings                    5,190,000       4,290,000       3,040,000       4,780,000       4,900,000       4,520,000
  Less Deductions from Equity           (180,000)       (180,000)       (180,000)       (530,000)       (530,000)       (490,000)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Common Equity                       $  7,200,000    $  6,300,000    $  5,050,000    $  6,450,000    $  6,570,000    $  6,230,000
                                    ------------    ------------    ------------    ------------    ------------    ------------
Total Equity                        $  7,200,000    $  6,300,000    $  5,050,000    $  6,450,000    $  6,570,000    $  6,230,000
                                    ------------    ------------    ------------    ------------    ------------    ------------

Total Liabilities & Equity          $  7,590,000    $  6,720,000    $ 12,120,000    $  7,800,000    $  7,910,000    $  6,880,000
                                    ============    ============    ============    ============    ============    ============

Common Shares Outstanding              8,960,000       8,960,000       8,960,000       4,610,000       4,610,000       4,620,000

                       ComStock Valuation Advisors, Inc.             Exhibit A-1

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                        COMPARATIVE FINANCIAL STATEMENTS
                                INCOME STATEMENT

                                 12 Months      Year End       Year End       Year End       Year End       Year End
                                   Dec-00        Jun-00         Jun-99         Jun-98         Jun-97         Jun-96
                                -----------    -----------    -----------    -----------    -----------    -----------
Sales                           $ 6,080,000    $ 6,260,000    $ 6,340,000    $ 5,820,000    $ 6,160,000    $ 5,640,000
  Cost of Sales                   3,490,000      4,160,000      4,740,000      4,670,000      4,450,000      3,740,000
                                -----------    -----------    -----------    -----------    -----------    -----------
Gross Profit                    $ 2,590,000    $ 2,100,000    $ 1,600,000    $ 1,150,000    $ 1,710,000    $ 1,900,000
  Depreciation & Amortization       200,000        220,000        270,000        250,000        240,000        190,000
                                -----------    -----------    -----------    -----------    -----------    -----------
EBIT                            $ 2,390,000    $ 1,880,000    $ 1,330,000    $   900,000    $ 1,470,000    $ 1,710,000
  Interest Expense                       --             --             --         30,000         10,000         10,000
  Other Income/(Expense)            230,000        190,000        230,000        160,000        180,000        150,000
  Special Items                          --             --       (580,000)       (60,000)       (50,000)            --
                                -----------    -----------    -----------    -----------    -----------    -----------
Pretax Income                   $ 2,620,000    $ 2,070,000    $   980,000    $ 1,030,000    $ 1,610,000    $ 1,870,000
  Income taxes                   (1,040,000)      (830,000)      (440,000)      (420,000)      (620,000)      (720,000)
                                -----------    -----------    -----------    -----------    -----------    -----------
Net Income                      $ 1,580,000    $ 1,240,000    $   540,000    $   610,000    $   990,000    $ 1,150,000
                                ===========    ===========    ===========    ===========    ===========    ===========

Primary Earnings Per Share      $      0.18    $      0.14    $      0.06    $      0.13    $      0.21    $      0.25

EPS from Operations             $      0.27    $      0.21    $      0.15    $      0.20    $      0.32    $      0.37

                       ComStock Valuation Advisors, Inc.             Exhibit A-2

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                        COMPARATIVE FINANCIAL STATEMENTS
               ADJUSTED OPERATING PERFORMANCE BEFORE DEBT SERVICE

                                     12 Months      Year End       Year End       Year End        Year End        Year End
                                       Dec-00        Jun-00         Jun-99         Jun-98          Jun-97          Jun-96
                                    -----------    -----------    -----------    -----------     -----------     -----------
Pretax Income, as reported          $ 2,620,000    $ 2,070,000    $   980,000    $ 1,030,000     $ 1,610,000     $ 1,870,000

Pretax Adjustments
  Interest Expense                           --             --             --    $   (30,000)    $   (10,000)    $   (10,000)
                                    -----------    -----------    -----------    -----------     -----------     -----------
Total Pretax Adjustments                     --             --             --    $   (30,000)    $   (10,000)    $   (10,000)

Adjusted EBIT                       $ 2,620,000    $ 2,070,000    $   980,000    $ 1,000,000     $ 1,600,000     $ 1,860,000
                                    ===========    ===========    ===========    ===========     ===========     ===========
Adjusted EBIT Margin                       43.1%          33.1%          15.5%          17.2%           26.0%           33.0%
                                    ===========    ===========    ===========    ===========     ===========     ===========

  3 Year Weighted Average           $ 2,163,333
  5 Year Weighted Average           $ 1,861,333

  WEIGHTING ASSIGNED TO EACH YEAR
  Three-year weighting                        3              2              1
  Five-year weighting                         5              4              3              2               1

Adjusted EBIT                       $ 2,620,000    $ 2,070,000    $   980,000    $ 1,000,000     $ 1,600,000     $ 1,860,000
  Depreciation & Amortization           200,000        220,000        270,000        250,000         240,000         190,000
                                    -----------    -----------    -----------    -----------     -----------     -----------
Adjusted EBITDA                     $ 2,820,000    $ 2,290,000    $ 1,250,000    $ 1,250,000     $ 1,840,000     $ 2,050,000
                                    ===========    ===========    ===========    ===========     ===========     ===========

  3 Year Weighted Average           $ 2,381,667
  5 Year Weighted Average           $ 2,090,000

                       ComStock Valuation Advisors, Inc.             Exhibit A-3

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                        COMPARATIVE FINANCIAL STATEMENTS
                            COMMON SIZE BALANCE SHEET

                                     Month End     Year End     Year End     Year End     Year End     Year End
ASSETS                                 Dec-00       Jun-00       Jun-99       Jun-98       Jun-97       Jun-96
                                       ------       ------       ------       ------       ------       ------
  Cash & Equivalents                     45.1%        31.7%        56.8%        28.5%        29.1%        25.9%
  Net Receivables                        13.7%        20.4%        14.4%        23.1%        20.7%        22.8%
  Other Current Assets                    6.7%         6.7%         4.2%         6.9%         8.6%         6.3%
                                       ------       ------       ------       ------       ------       ------
Total Current Assets                     65.5%        58.8%        75.4%        58.5%        58.4%        54.9%
  Net Property & Equipment               20.6%        24.1%        13.3%        22.1%        21.9%        22.5%
  Other Assets                           14.0%        17.1%        11.3%        19.5%        19.7%        22.5%
                                       ------       ------       ------       ------       ------       ------
Total Assets                            100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
                                       ======       ======       ======       ======       ======       ======
LIABILITIES & EQUITIES
  Notes Payable & Current Portion         0.0%         0.0%         0.0%         0.4%         0.4%         0.4%
  Accounts Payable                        0.3%         2.1%         4.8%         7.8%         5.4%         2.2%
  Accrued & Other Expenses                4.9%         4.2%        53.5%         9.1%        10.7%         6.0%
                                       ------       ------       ------       ------       ------       ------
Total Current Liabilities                 5.1%         6.3%        58.3%        17.3%        16.6%         8.6%
  Long Term Debt                          0.0%         0.0%         0.0%         0.0%         0.4%         0.9%
Total Liabilities                         5.1%         6.3%        58.3%        17.3%        16.9%         9.4%
                                       ------       ------       ------       ------       ------       ------
Total Equity                             94.9%        93.8%        41.7%        82.7%        83.1%        90.6%
                                       ------       ------       ------       ------       ------       ------
Total Liabilities & Equity              100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
                                       ======       ======       ======       ======       ======       ======

                          COMMON SIZE INCOME STATEMENT

                                     12 Months     Year End     Year End     Year End     Year End     Year End
                                       Dec-00       Jun-00       Jun-99       Jun-98       Jun-97       Jun-96
                                       ------       ------       ------       ------       ------       ------
Sales                                  100.0%        100.0%       100.0%       100.0%       100.0%       100.0%
  Cost of Sales                         57.4%         66.5%        74.8%        80.2%        72.2%        66.3%
                                       ------       ------       ------       ------       ------       ------
Gross Profit                            42.6%         33.5%        25.2%        19.8%        27.8%        33.7%
  Depreciation & Amortization            3.3%          3.5%         4.3%         4.3%         3.9%         3.4%
                                       ------       ------       ------       ------       ------       ------
EBIT                                    39.3%         30.0%        21.0%        15.5%        23.9%        30.3%
  Interest Expense                       0.0%          0.0%         0.0%         0.5%         0.2%         0.2%
  Other Income/(Expense)                 3.8%          3.0%         3.6%         2.7%         2.9%         2.7%
  Special Items                          0.0%          0.0%        (9.1%)       (1.0%)       (0.8%)        0.0%
                                       ------       ------       ------       ------       ------       ------
Pretax Income                           43.1%         33.1%        15.5%        17.7%        26.1%        33.2%
  Income taxes                         (17.1%)       (13.3%)       (6.9%)       (7.2%)      (10.1%)      (12.8%)
                                       ------       ------       ------       ------       ------       ------
Net Income                              26.0%         19.8%         8.5%        10.5%        16.1%        20.4%
                                       ======       ======       ======       ======       ======       ======

                       ComStock Valuation Advisors, Inc.             Exhibit A-4

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                        COMPARATIVE FINANCIAL STATEMENTS
                          BALANCE SHEET TREND ANALYSIS

                                      Month End    Year End     Year End     Year End     Year End     Year End
ASSETS                                 Dec-00       Jun-00       Jun-99       Jun-98       Jun-97       Jun-96
                                       ------       ------       ------       ------       ------       ------
  Cash & Equivalents                     60.6%       (69.1%)      210.4%        (3.5%)       29.2%          NA
  Net Receivables                       (24.1%)      (21.3%)       (3.3%)        9.8%         4.5%          NA
  Other Current Assets                   13.3%       (11.8%)       (5.6%)      (20.6%)       58.1%          NA
                                       ------       ------       ------       ------       ------       ------
  Total Current Assets                   25.8%       (56.8%)      100.4%        (1.3%)       22.2%          NA
  Net Property & Equipment               (3.7%)        0.6%        (6.4%)       (0.6%)       11.6%          NA
  Other Assets                           (7.8%)      (16.1%)       (9.9%)       (2.6%)        0.6%          NA
                                       ------       ------       ------       ------       ------       ------
Total Assets                             12.9%       (44.6%)       55.4%        (1.4%)       15.0%          NA
                                       ======       ======       ======       ======       ======       ======

LIABILITIES & EQUITIES
  Notes Payable & Current Portion          NA           NA       (100.0%)        0.0%         0.0%          NA
  Accounts Payable                      (85.7%)      (75.9%)       (4.9%)       41.9%       186.7%          NA
  Accrued & Other Expenses               32.1%       (95.7%)      814.1%       (16.5%)      107.3%          NA
                                       ------       ------       ------       ------       ------       ------
Total Current Liabilities                (7.1%)      (94.1%)      423.7%         3.1%       122.0%          NA
  Long Term Debt                           NA           NA           NA       (100.0%)      (50.0%)         NA
Total Liabilities                        (7.1%)      (94.1%)      423.7%         0.7%       106.2%          NA
                                       ------       ------       ------       ------       ------       ------
Total Equity                             14.3%        24.8%       (21.7%)       (1.8%)        5.5%          NA
                                       ------       ------       ------       ------       ------       ------
Total Liabilities & Equity               12.9%       (44.6%)       55.4%        (1.4%)       15.0%          NA
                                       ======       ======       ======       ======       ======       ======

                         INCOME STATEMENT TREND ANALYSIS

                                      12 Months    Year End     Year End     Year End     Year End     Year End
                                       Dec-00       Jun-00       Jun-99       Jun-98       Jun-97       Jun-96
                                       ------       ------       ------       ------       ------       ------
Sales                                    (2.9%)       (1.3%)        8.9%        (5.5%)        9.2%          NA
  Cost of Sales                         (16.1%)      (12.2%)        1.5%         4.9%        19.0%          NA
                                       ------       ------       ------       ------       ------       ------
Gross Profit                             23.3%        31.3%        39.1%       (32.7%)      (10.0%)         NA
  Depreciation & Amortization            (9.1%)      (18.5%)        8.0%         4.2%        26.3%          NA
                                       ------       ------       ------       ------       ------       ------
EBIT                                     27.1%        41.4%        47.8%       (38.8%)      (14.0%)         NA
  Interest Expense                         NA           NA       (100.0%)      200.0%         0.0%          NA
  Other Income/(Expense)                 21.1%       (17.4%)       43.8%       (11.1%)       20.0%          NA
  Special Items                            NA       (100.0%)      866.7%        20.0%          NA           NA
                                       ------       ------       ------       ------       ------       ------
Pretax Income                            26.6%       111.2%        (4.9%)      (36.0%)      (13.9%)         NA
  Income taxes                           25.3%        88.6%         4.8%       (32.3%)      (13.9%)         NA
                                       ------       ------       ------       ------       ------       ------
Net Income                               27.4%       129.6%       (11.5%)      (38.4%)      (13.9%)         NA
                                       ======       ======       ======       ======       ======       ======

                       ComStock Valuation Advisors, Inc.             Exhibit A-5

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                        COMPARATIVE FINANCIAL STATEMENTS
                                 RATIO ANALYSIS

                                     12 Months     Year End     Year End     Year End     Year End
                                       Dec-00       Jun-00       Jun-99       Jun-98       Jun-97     3-yr. Avg.
                                       ------       ------       ------       ------       ------     ----------
LIQUIDITY
  Current Ratio                          12.7          9.4          1.3          3.4          3.5
  Quick Ratio                            11.4          8.3          1.2          3.0          3.0
  Working Capital Per Share              0.51         0.39         0.23         0.70         0.72
  Cash Flow Per Share                    0.20         0.16         0.09         0.19         0.27

ACTIVITY
  Receivables Turnover                    5.0          4.0          3.6          3.4          3.8          4.2
  Total Asset Turnover                    0.8          0.7          0.6          0.7          0.8
  Accounts Payable Turnover             191.3         31.8          8.1          7.5          9.5         77.0
  Average Collection Period (Days)         71           89          101          106           94

PERFORMANCE
  Sales/Net Property & Equipment          3.9          3.9          3.9          3.4          3.6
  Sales/Stockholder Equity                0.8          1.0          1.3          0.9          0.9
  Sales/Working Capital                   1.3          1.8          3.1          1.8          1.9
  Sales/Total Assets                      0.8          0.9          0.5          0.7          0.8

PROFITABILITY
  Operating Margin Before Depr (%)       42.6         33.5         25.2         19.8         27.8
  Operating Margin After Depr (%)        39.3         30.0         21.0         15.5         23.9
  Pretax Profit Margin (%)               43.1         33.1         15.5         17.7         26.1
  Net Profit Margin (%)                  26.0         19.8          8.5         10.5         16.1
  Return on Assets (%)                   20.8         18.5          4.5          7.8         12.5
  Return on Equity (%)                   21.9         19.7         10.7          9.5         15.1
  Return on Investment (%)               21.9         19.7         10.7          9.4         14.9

ADJUSTED PROFITABILITY
  Operating Margin Before Depr (%)       46.4         36.6         19.7         21.5         29.9
  Operating Margin After Depr (%)        43.1         33.1         15.5         17.2         26.0
  Pretax Profit Margin (%)               43.1         33.1         15.5         17.7         26.1
  Net Profit Margin (%)                  25.5         19.5          9.1         10.5         15.4
  Return on Assets (%)                   20.4         18.2          4.8          7.8         12.0
  Return on Equity (%)                   21.5         19.4         11.5          9.4         14.5
  Return on Investment (%)               21.5         19.4         11.5          9.4         14.3

LEVERAGE
  Interest Coverage Before Tax             NA           NA           NA         35.3        162.0
  Interest Coverage After Tax              NA           NA           NA         21.3        100.0
  Long-Term Debt/Common Equity (%)         --           --           --           --          0.5
  Long-Term Debt/Total Equity (%)          --           --           --           --          0.5
  Total Debt/Invested Capital (%)          --           --           --          0.5          0.9
  Total Debt/Total Assets (%)              --           --           --          0.4          0.8
  Total Assets/Common Equity              1.1          1.1          2.4          1.2          1.2

                       ComStock Valuation Advisors, Inc.             Exhibit A-6

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                           ANALYSIS OF WORKING CAPITAL

                                       Month End      Year End       Year End       Year End      Year End      Year End
                                        Dec-00         Jun-00         Jun-99         Jun-98        Jun-97        Jun-96
                                      -----------    -----------    -----------    -----------   -----------   -----------
NON-CASH CURRENT ASSETS
     Net Receivables                  $ 1,040,000    $ 1,370,000    $ 1,740,000    $ 1,800,000   $ 1,640,000   $ 1,570,000
     Prepaid Expenses                           0        210,000        340,000        320,000       270,000       290,000
     Other Current Assets                 510,000        240,000        170,000        220,000       410,000       140,000
                                      -----------    -----------    -----------    -----------   -----------   -----------
Total Non-cash Current Assets         $ 1,550,000    $ 1,820,000    $ 2,250,000    $ 2,340,000   $ 2,320,000   $ 2,000,000

NON-DEBT CURRENT LIABILITIES
     Accounts Payable                 $    20,000    $   140,000    $   580,000    $   610,000   $   430,000   $   150,000
     Accrued & Other Expenses             370,000        280,000      6,490,000        710,000       850,000       410,000
                                      -----------    -----------    -----------    -----------   -----------   -----------
Total Non-Debt Current Liabilities    $   390,000    $   420,000    $ 7,070,000    $ 1,320,000   $ 1,280,000   $   560,000

ADJUSTED WORKING CAPITAL              $ 1,160,000    $ 1,400,000    $(4,820,000)   $ 1,020,000   $ 1,040,000   $ 1,440,000

CHANGE IN WORKING CAPITAL             $   240,000    $(6,220,000)   $ 5,840,000    $    20,000   $   400,000           N/A

Average historical change             $    56,000
Median historical change              $   240,000
Average change from forecast          $   (28,000)
                                      -----------

Average of data points                $    89,000

Selected change in working capital    $   (28,000)

                       ComStock Valuation Advisors, Inc.             Exhibit A-1

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                          CAPITALIZED CASH FLOW METHOD
                                  AS OF 4/23/01

AFTER-TAX CASH FLOW CALCULATION:

Adjusted EBIT                                                    $  1,861,333
Income Taxes at 40.9%                                                (761,844)
                                                                 ------------

Adjusted After-Tax Earnings                                      $  1,099,490

Average Change in Working Capital                                     (28,000)
                                                                 ------------
Adjusted Cash Flow                                               $  1,071,490

CALCULATION OF VALUE:

Adjusted Cash Flow                                               $  1,071,490
Cash flow multiple                                                       10.9
                                                                 ------------
Value of invested capital, minority basis                        $ 11,679,241

Debt outstanding                                                           --
                                                                 ------------
Equity value, minority basis                                     $ 11,679,241

Premium for Control of 35%                                          4,087,734
                                                                 ------------
Equity value, freely-traded basis                                $ 15,766,975

Discount for risks associated with the
 thinly-traded market of 10%                                       (1,576,698)
                                                                 ------------
Equity value, privately-held basis                               $ 14,190,277
                                                                 ============

ROUNDED VALUE                                                    $ 14,190,000
                                                                 ============

                       ComStock Valuation Advisors, Inc.             Exhibit B-1

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                          CAPITALIZED CASH FLOW METHOD
                              AS OF APRIL 23, 2001

                    WEIGHTED AVERAGE ADJUSTED PRETAX EARNINGS

                                     12 Months      Year End       Year End       Year End        Year End
                                      Dec-00         Jun-00         Jun-99         Jun-98          Jun-97
                                    -----------    -----------    -----------    -----------     -----------
Pretax Income, as reported          $ 2,620,000    $ 2,070,000    $   980,000    $ 1,030,000     $ 1,610,000

Pretax Adjustments
  Interest Expense                           --             --             --    $   (30,000)    $   (10,000)
                                    -----------    -----------    -----------    -----------     -----------
Total Pretax Adjustments                     --             --             --    $   (30,000)    $   (10,000)

Adjusted EBIT                       $ 2,620,000    $ 2,070,000    $   980,000    $ 1,000,000     $ 1,600,000
                                    ===========    ===========    ===========    ===========     ===========
Adjusted EBIT Margin                       43.1%          33.1%          15.5%          17.2%           26.0%
                                    ===========    ===========    ===========    ===========     ===========

Adjusted EBIT                       $ 2,620,000    $ 2,070,000    $   980,000    $ 1,000,000     $ 1,600,000
Weight Factors                                5              4              3              2               1
                                    -----------    -----------    -----------    -----------     -----------
Weighted Adjusted Pretax Earnings   $13,100,000    $ 8,280,000    $ 2,940,000    $ 2,000,000     $ 1,600,000

Sum of Weight Factors                        15

Weighted Average Adjusted EBIT      $ 1,861,333


                       ComStock Valuation Advisors, Inc.             Exhibit B-2

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                            COST OF CAPITAL ANALYSIS
                              AS OF APRIL 23, 2001

                                   ASSUMPTIONS

DETAILS FOR FRONTIER ADJUSTERS OF AMERICA, INC.
Tax Rate                                                                                                40.93%
Percent Debt                                                                                            10.00%
Cost of Debt                                                                                             8.00%
Percent Equity                                                                                          90.00%

RISK FREE RATE
20 Year Treasuries (semi-annual rate)                                                                    5.78%
20 Year Treasuries (annualized rate)                                                                     5.86%

LARGE CAP EQUITY RISK PREMIUM
SBBI 2001 Rate                                                                                           7.80%

SMALL CAP EQUITY RISK PREMIUM
SBBI 2001 Rate                                                                                           2.60%

BETA ESTIMATE
                                                                Levered        Percent      Tax         Unlev.
               Company                                            Beta         Debt/MC      Rate         Beta
               -------                                            ----         -------      ----         ----
ARTHUR J.GALLAGHER & CO.                                          0.43          (0.0%)      35.0%        0.43
CHOICEPOINT, INC.                                                 0.79           7.8%       43.3%        0.76
CRAWFORD & CO.                                                    0.03          11.3%       38.4%         N/A
HALLMARK FINANCIAL SERVICES, INC.                                (0.21)         66.1%       38.9%         N/A
HILB ROGAL & HAMILTON CO.                                         0.07          18.4%       41.1%         N/A
INSPIRE INSURANCE SOLUTIONS, INC.                                 2.75           0.0%       18.1%        2.75
INSURANCE MGMT SOLUTIONS GROUP                                    2.08           4.6%       44.2%        2.02
KAYE GROUP, INC.                                                  0.54           3.0%       30.1%        0.52
MEADOWBROOK INSURANCE GROUP, INC.                                (0.02)         64.5%       44.2%         N/A
PROGRESSIVE CORP.                                                 1.15          13.0%       28.4%        1.04
ST. PAUL COS., INC.                                               0.78          17.4%       23.4%        0.67
STIRLING COOKE BROWN HOLDINGS, LTD.                               0.92           0.0%       28.7%        0.92
                                                                               -----                    -----

First quartile                                                                   2.2%                    0.64
Median                                                                           9.6%                    0.84
Average                                                                         17.2%                    1.14
Third quartile                                                                  17.7%                    1.29

Ibbotson Median Adj. Beta for SIC 6411                                                                   0.34
Ibbotson Median Sum Beta for SIC 6411                                                                    0.66
Ibbotson SIC Composite Adj. Beta for SIC 6411                                                            0.63
Ibbotson SIC Composite Sum Beta for SIC 6411                                                             0.72
                                                                                                        -----

Selected Unleveraged Beta                                                                                0.80
                                                                                                        =====
Releveraged Beta based on Hamada Releveraging Formula                                                    0.85
                                                                                                        =====

                       ComStock Valuation Advisors, Inc.             Exhibit B-1

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                            COST OF CAPITAL ANALYSIS
                              AS OF APRIL 23, 2001

                              CAPITALIZATION RATES

RELEVERAGED COST OF EQUITY CAPITAL
Risk Free Rate                                                         5.86%

Market Risk Premium                                                    7.80%
Leveraged Beta                                                         0.85
                                                                     ------
Equity Risk Premium (Leveraged)                                        6.65%

Small Company Premium                                                  2.60%
                                                                     ------
Releveraged Cost of Equity Capital                                    15.11%
                                                                     ======

WEIGHTED AVERAGE COST OF CAPITAL (WACC)           Weight    Cost
                                                  ------    ----
Leveraged Cost of Equity Capital                   90.0%    15.1%     13.60%
After Tax Cost of Debt                             10.0%     4.7%      0.47%
                                                                     ------
Weighted Average Cost of Capital (WACC)                               14.07%
                                                                     ======

CASH FLOW MULTIPLE
WACC                                                                  14.07%
Long-term cash flow growth rate                                        4.50%
                                                                     ------
Cash flow multiple = (1 + g)/(WACC - g)                                10.9
                                                                     ======
GROWTH RATE ANALYSIS
Growth rate in residual year of cash flow forecast                      4.0%
CAGR for 20-year forecast period                                        5.0%
                                                                     ------
Average of data points                                                  4.5%

Selected long-term cash flow growth rate                                4.5%

                       ComStock Valuation Advisors, Inc.             Exhibit B-2

                      FRONTIER ADJUSTERS OF AMERICA, INC.
                     DISCOUNTED VALUE AS OF APRIL 23, 2001


ESTIMATED VALUE AS OF APRIL 23, 2001

Value of invested capital, minority basis                        $12,830,118
Debt outstanding                                                           0
                                                                 -----------

Equity value, minority basis                                     $12,830,118
Premium for control of 35%                                         4,490,541
                                                                 -----------
Equity value, freely-traded basis                                $17,320,660

Discount for risks associated with the
 thinly-traded market of 10%                                      (1,732,066)
                                                                 -----------
Equity value, privately-held basis                               $15,588,594
                                                                 ===========
Rounded Value                                                    $15,590,000
                                                                 ===========

                       ComStock Valuation Advisors, Inc.             Exhibit C-1

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                      DISCOUNTED VALUE AS OF APRIL 23, 2001
                           PRESENT VALUE CALCULATIONS

                                                 Projected      Projected      Projected      Projected      Projected
                                                   Dec-01         Dec-02         Dec-03         Dec-04         Dec-05
                                                -----------    -----------    -----------    -----------    -----------
Operating Cash Flow                             $ 1,296,493    $ 1,137,550    $ 1,486,164    $ 1,480,152    $ 1,523,225
% to be reflected in valuation                           67%           100%           100%           100%           100%
                                                -----------    -----------    -----------    -----------    -----------
Operating cash flow $$ reflected in valuation   $   864,329    $ 1,137,550    $ 1,486,164    $ 1,480,152    $ 1,523,225
Discount Periods                                       0.33           1.33           2.33           3.33           4.33
Discount Rate                                         14.07%         14.07%         14.07%         14.07%         14.07%
Discount Factor                                     0.95706        0.83898        0.73546        0.64472        0.56518
                                                -----------    -----------    -----------    -----------    -----------
Discounted Free Cash Flows                      $   827,214    $   954,381    $ 1,093,014    $   954,284    $   860,896
Present value of interim cash flows             $ 4,689,790

Residual Value Calculation:
Residual Cash Flow                              $ 1,523,225
Long-term growth rate of cash flows                     4.0%

Future Value of Residual Cash Flows             $15,724,667
Discount Factor (based on five years)               0.51768
                                                -----------
Present Value of Residual Cash Flows            $ 8,140,328

Present Value of Interim Cash Flows             $ 4,689,790
Present Value of Residual Cash Flows              8,140,328
                                                -----------
Value of invested capital, minority basis       $12,830,118
                                                ===========

                       ComStock Valuation Advisors, Inc.             Exhibit C-2

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                      DISCOUNTED VALUE AS OF APRIL 23, 2001
                              PROJECTED CASH FLOW

                                                Projected      Projected      Projected      Projected      Projected
                                                  Dec-01         Dec-02         Dec-03         Dec-04         Dec-05
                                               -----------    -----------    -----------    -----------    -----------
CASH FLOWS FROM OPERATIONS
Adjusted Net Income                            $ 1,588,600    $ 1,606,000    $ 1,647,000    $ 1,689,000    $ 1,733,000

Non-cash Items:
  Depreciation                                     162,000        170,000        179,000        188,000        197,000
                                               -----------    -----------    -----------    -----------    -----------
SUBTOTAL CASH FLOW FROM OPERATIONS             $ 1,583,267    $ 1,610,616    $ 1,660,591    $ 1,711,586    $ 1,764,558

Changes in Working Capital:
  Receivables                                     (138,000)      (339,000)       (45,000)       (47,000)       (48,000)
  A/P and Accrued Liabilities                       13,226         35,934         49,573          3,567          3,667
                                               -----------    -----------    -----------    -----------    -----------
SUBTOTAL CHANGES IN WORKING CAPITAL            ($  124,774)   ($  303,066)   $     4,573    ($   43,433)   ($   44,333)

Cash Flows From Investment Activities:
  Property and Equipment Additions, Net           (162,000)      (170,000)      (179,000)      (188,000)      (197,000)
                                               -----------    -----------    -----------    -----------    -----------
CASH FLOW AVAILABLE FOR DEBT & DISTRIBUTIONS   $ 1,296,493    $ 1,137,550    $ 1,486,164    $ 1,480,152    $ 1,523,225

                       ComStock Valuation Advisors, Inc.             Exhibit C-3

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                      DISCOUNTED VALUE AS OF APRIL 23, 2001
                           PROJECTED INCOME STATEMENT

                                 Adjusted       Projected       Projected       Projected       Projected       Projected
                                  Jun-00          Dec-01          Dec-02          Dec-03          Dec-04          Dec-05
                               -----------     -----------     -----------     -----------     -----------     -----------
Total Revenues                 $ 6,080,000     $ 5,890,000     $ 6,067,000     $ 6,249,000     $ 6,436,000     $ 6,629,000
Annual Increase in Revenues                                            3.0%            3.0%            3.0%            3.0%
Operating Expenses               3,490,000       3,322,600       3,458,000       3,562,000       3,669,000       3,779,000
                               -----------     -----------     -----------     -----------     -----------     -----------
EBITDA                         $ 2,590,000     $ 2,567,400     $ 2,609,000     $ 2,687,000     $ 2,767,000     $ 2,850,000
EBITDA Margin                         42.6%           43.6%           43.0%           43.0%           43.0%           43.0%
  Depreciation                     200,000         162,000         170,000         179,000         188,000         197,000
                               -----------     -----------     -----------     -----------     -----------     -----------
EBIT                           $ 2,390,000     $ 2,405,400     $ 2,439,000     $ 2,508,000     $ 2,579,000     $ 2,653,000
EBIT Margin                           39.3%           40.8%           40.2%           40.1%           40.1%           40.0%
  Other Income/(Expense)           230,000         283,200         280,000         280,000         280,000         280,000
                               -----------     -----------     -----------     -----------     -----------     -----------
Pretax Income                  $ 2,620,000     $ 2,688,600     $ 2,719,000     $ 2,788,000     $ 2,859,000     $ 2,933,000
  Corporate income taxes        (1,072,000)     (1,100,000)     (1,113,000)     (1,141,000)     (1,170,000)     (1,200,000)
                               -----------     -----------     -----------     -----------     -----------     -----------
Net Income                     $ 1,548,000     $ 1,588,600     $ 1,606,000     $ 1,647,000     $ 1,689,000     $ 1,733,000
                               ===========     ===========     ===========     ===========     ===========     ===========
Effective tax rate                    40.9%           40.9%           40.9%           40.9%           40.9%           40.9%
                               ===========     ===========     ===========     ===========     ===========     ===========

                       ComStock Valuation Advisors, Inc.             Exhibit C-4

                      FRONTIER ADJUSTERS OF AMERICA, INC.
                          DISCOUNTED CASH FLOW METHOD
                            PROJECTED BALANCE SHEET

                                          Actual        Projected       Projected       Projected       Projected       Projected
ASSETS                                    Jun-00          Dec-01          Dec-02          Dec-03          Dec-04          Dec-05
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Cash & Equivalents
    (before distributions)             $  3,420,000    $  4,883,826    $  6,197,760    $  7,860,333    $  9,517,900    $ 11,218,567
  Net Receivables                         1,040,000       1,178,000       1,517,000       1,562,000       1,609,000       1,657,000
  Receivables Turnover                          5.8             5.0             4.0             4.0             4.0             4.0
  Other Current Assets                      510,000         510,000         510,000         510,000         510,000         510,000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total Current Assets                   $  4,970,000    $  6,571,826    $  8,224,760    $  9,932,333    $ 11,636,900    $ 13,385,567

  Net Plant, Property & Equipment         1,560,000       1,560,000       1,560,000       1,560,000       1,560,000       1,560,000
  Other Assets                            1,060,000       1,060,000       1,060,000       1,060,000       1,060,000       1,060,000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total Assets                           $  7,590,000    $  9,191,826    $ 10,844,760    $ 12,552,333    $ 14,256,900    $ 16,005,567
                                       ============    ============    ============    ============    ============    ============
LIABILITIES
  Current Portion of
    Outstanding Debt                   $          0    $          0    $          0    $          0    $          0    $          0
  Accounts Payable                           20,000          33,226          69,160         118,733         122,300         125,967
  Accounts Payable Turnover                   174.5           100.0            50.0            30.0            30.0            30.0
  Accrued & Other Expenses                  370,000         370,000         381,000         392,000         404,000         416,000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total Current Liabilities              $    390,000    $    403,226    $    450,160    $    510,733    $    526,300    $    541,967

  Long Term Debt                       $          0    $          0    $          0    $          0    $          0    $          0
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total Liabilities                      $    390,000    $    403,226    $    450,160    $    510,733    $    526,300    $    541,967

EQUITY
  Common Stock & Capital Surplus       $  2,190,000    $  2,190,000    $  2,190,000    $  2,190,000    $  2,190,000    $  2,190,000
  Retained Earnings                       5,190,000       6,778,600       8,384,600      10,031,600      11,720,600      13,453,600
  Deductions from Equity                   (180,000)       (180,000)       (180,000)       (180,000)       (180,000)       (180,000)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total Equity                           $  7,200,000    $  8,788,600    $ 10,394,600    $ 12,041,600    $ 13,730,600    $ 15,463,600
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total Liabilities & Equity             $  7,590,000    $  9,191,826    $ 10,844,760    $ 12,552,333    $ 14,256,900    $ 16,005,567
                                       ============    ============    ============    ============    ============    ============

                       ComStock Valuation Advisors, Inc.             Exhibit C-5

                                FRONTIER ADJUSTERS OF AMERICA, INC.
                         GUIDELINE COMPANIES METHOD USING LEVERAGED RATIOS
                               SUMMARY OF VALUE AS OF APRIL 23, 2001

                                            Frontier        Market         Value
Method                                        Data         Multiple       Estimate
------                                     -----------    -----------    -----------
MARKET EQUITY TO BOOK EQUITY               $ 7,200,000       135.0%      $ 9,720,000

MARKET EQUITY TO SALES                     $ 6,080,000       125.0%      $ 7,600,000

MARKET EQUITY TO ADJUSTED EARNINGS
   Current                                 $ 1,547,634        10.2       $15,723,961
   Three Year Weighted Average             $ 1,277,881         9.8       $12,574,349
   Five Year Weighted Average              $ 1,102,246        11.4       $12,609,697

MARKET EQUITY TO ADJUSTED CASH FLOW
   Current                                 $ 1,747,634         7.4       $12,862,586
   Three Year Weighted Average             $ 1,496,214         7.7       $11,490,926
   Five Year Weighted Average              $ 1,330,913         8.3       $11,073,195

MEDIAN                                                                   $12,032,638
                                                                         -----------

Equity value, minority basis                                             $12,032,638

Premium for Control of 35%                                                 4,211,423
                                                                         -----------

Equity value, freely-traded basis                                        $16,244,061

Discount for risks associated with the
  thinly-traded market of 10%                                             (1,624,406)
                                                                         -----------

Equity value, privately-held basis                                       $14,619,655
                                                                         ===========

ROUNDED VALUE                                                            $14,620,000
                                                                         ===========

                       ComStock Valuation Advisors, Inc.             Exhibit D-1

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                Guideline Companies Method Using Leveraged Ratios

                          Market Equity to Book Equity

                                          Market        Recent                     Return on
                                          Equity      Book Equity                    Book
Guideline Company                         (MM's)        (MM's)         ME/BE        Equity
-----------------                         ------        ------         -----        ------
ARTHUR J.GALLAGHER & CO                  $2,021.1       $  301.0       671.5%        27.5%
CHOICEPOINT, INC                         $2,142.1       $  357.8       598.7%        16.8%
CRAWFORD & CO                            $  477.4       $  217.8       219.2%        16.3%
HALLMARK FINANCIAL SERVICES, INC         $    6.4       $   12.2        52.6%        10.1%
HILB ROGAL & HAMILTON CO                 $  481.5       $   88.2       545.8%        30.7%
INSPIRE INSURANCE SOLUTIONS, INC         $   14.5       $   75.5        19.3%        (5.4%)
INSURANCE MGMT SOLUTIONS GROUP           $    6.4       $   32.9        19.4%        (1.4%)
KAYE GROUP, INC                          $  110.5       $   54.0       204.6%        18.3%
MEADOWBROOK INSURANCE GROUP, INC         $   28.5       $  102.7        27.8%         0.6%
PROGRESSIVE CORP                         $7,039.7       $2,795.0       251.9%         1.8%
ST. PAUL COS., INC                       $9,352.2       $7,047.0       132.7%        15.5%
STIRLING COOKE BROWN HOLDINGS, LTD       $    9.6       $   78.6        12.2%       (11.0%)

-------------------------------------------------------------------------------------------

1st Quartile                                                            25.7%         0.1%
Median                                                                 168.6%        12.8%
Average                                                                229.6%        10.0%
3rd Quartile                                                           325.3%        17.2%
                                                                                   Frontier
                                                                                   --------
Selected Ratio                                                         168.6%        21.5%
Risk Adjustment Factor                                                  80.0%
                                                                      ------
Risk Adjusted Selected Ratio                                           135.0%
                                                                      ======

                       ComStock Valuation Advisors, Inc.             Exhibit D-2

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                Guideline Companies Method Using Leveraged Ratios

                             Market Equity to Sales

                                            Market        Recent                    Net
                                            Equity         Sales         ME/       Profit
Guideline Company                           (MM's)        (MM's)        Sales      Margin
-----------------                           ------        ------        -----      ------
ARTHUR J.GALLAGHER & CO                    $2,021.1      $  712.6       283.6%       11.6%
CHOICEPOINT, INC                           $2,142.1      $  558.7       383.4%       10.8%
CRAWFORD & CO                              $  477.4      $  712.2        67.0%        5.0%
HALLMARK FINANCIAL SERVICES, INC           $    6.4      $   23.5        27.2%        5.2%
HILB ROGAL & HAMILTON CO                   $  481.5      $  262.1       183.7%       10.3%
INSPIRE INSURANCE SOLUTIONS, INC           $   14.5      $  126.6        11.5%       (3.2%)
INSURANCE MGMT SOLUTIONS GROUP             $    6.4      $   66.0         9.7%       (0.7%)
KAYE GROUP, INC                            $  110.5      $   75.3       146.8%       13.1%
MEADOWBROOK INSURANCE GROUP, INC           $   28.5      $  210.0        13.6%        0.3%
PROGRESSIVE CORP                           $7,039.7      $6,610.4       106.5%        0.8%
ST. PAUL COS., INC                         $9,352.2      $8,330.0       112.3%       13.1%
STIRLING COOKE BROWN HOLDINGS, LTD         $    9.6      $   51.1        18.8%      (17.0%)

---------------------------------------------------------------------------------------------

1st Quartile                                                             17.5%        0.1%
Median                                                                   86.8%        5.1%
Average                                                                 113.7%        4.1%
3rd Quartile                                                            156.0%       11.0%
                                                                                   Frontier
                                                                                   --------
Selected Ratio                                                          156.0%       25.5%
Risk Adjustment Factor                                                   80.0%
                                                                        -----
Risk Adjusted Selected Ratio                                            125.0%
                                                                        =====

                       ComStock Valuation Advisors, Inc.             Exhibit D-3

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                Guideline Companies Method Using Leveraged Ratios

                    Market Equity to Recent Adjusted Earnings

                                                          Recent
                                             Market      Adjusted        ME/
                                             Equity      Earnings      Current
Guideline Company                            (MM's)       (MM's)      Adj. Earn.
-----------------                            ------       ------      ----------

ARTHUR J.GALLAGHER & CO                     $2,021.1      $   82.7       24.4
CHOICEPOINT, INC                            $2,142.1      $   52.9        N/A
CRAWFORD & CO                               $  477.4      $   35.6       13.4
HALLMARK FINANCIAL SERVICES, INC            $    6.4      $    0.6       10.3
HILB ROGAL & HAMILTON CO                    $  481.5      $   22.1       21.8
INSPIRE INSURANCE SOLUTIONS, INC            $   14.5      $   (4.1)       N/A
INSURANCE MGMT SOLUTIONS GROUP              $    6.4      $   (0.5)       N/A
KAYE GROUP, INC                             $  110.5      $    9.2       12.0
MEADOWBROOK INSURANCE GROUP, INC            $   28.5      $   (2.5)       N/A
PROGRESSIVE CORP                            $7,039.7      $    1.9        N/A
ST. PAUL COS., INC                          $9,352.2      $1,031.0        9.1
STIRLING COOKE BROWN HOLDINGS, LTD          $    9.6      $   (8.7)       N/A

--------------------------------------------------------------------------------

1st Quartile                                                             10.7
Median                                                                   12.7
Average                                                                  15.2
3rd Quartile                                                             19.7

Selected Ratio                                                           12.7
Risk Adjustment Factor                                                   80.0%
                                                                        -----
Risk Adjusted Selected Ratio                                             10.2
                                                                        =====

                       ComStock Valuation Advisors, Inc.             Exhibit D-4

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                Guideline Companies Method Using Leveraged Ratios

                  Market Equity to Historical Adjusted Earnings

                                                      3 Year                    5 Year
                                                     Wgt. Avg.      ME/       Wgt. Avg.        ME/
                                         Market       Adjusted      3 Year      Adjusted      5 Year
                                         Equity       Earnings    Wgt. Avg.     Earnings     Wgt. Avg.
Guideline Company                        (MM's)        (MM's)     Adj. Earn.     (MM's)     Adj. Earn.
-----------------                        ------        ------     ----------     ------     ----------
ARTHUR J.GALLAGHER & CO                 $2,021.1      $  73.5        27.5       $  66.8        30.2
CHOICEPOINT, INC                        $2,142.1      $  44.8         N/A       $  39.2         N/A
CRAWFORD & CO                           $  477.4      $  38.7        12.3       $  41.5        11.5
HALLMARK FINANCIAL SERVICES, INC        $    6.4      $   0.5        11.7       $   0.4        14.3
HILB ROGAL & HAMILTON CO                $  481.5      $  20.4        23.6       $  18.3        26.3
INSPIRE INSURANCE SOLUTIONS, INC        $   14.5      $  (0.2)        N/A       $   1.5         9.5
INSURANCE MGMT SOLUTIONS GROUP          $    6.4      $   1.5         4.2           N/A         N/A
KAYE GROUP, INC                         $  110.5      $   8.3        13.3       $   7.3        15.1
MEADOWBROOK INSURANCE GROUP, INC        $   28.5      $  (2.7)        N/A       $   0.7         N/A
PROGRESSIVE CORP                        $7,039.7      $ 174.4         N/A       $ 243.9        28.9
ST. PAUL COS., INC                      $9,352.2      $ 862.9        10.8       $ 792.0        11.8
STIRLING COOKE BROWN HOLDINGS, LTD      $    9.6      $  (0.5)        N/A       $   3.6         2.7

-------------------------------------------------------------------------------------------------------

1st Quartile                                                         11.3                      11.5
Median                                                               12.3                      14.3
Average                                                              14.8                      16.7
3rd Quartile                                                         18.4                      26.3

Selected Ratio                                                       12.3                      14.3
Risk Adjustment Factor                                               80.0%                     80.0%
                                                                    -----                      ----
Risk Adjusted Selected Ratio                                          9.8                      11.4
                                                                    =====                      ====

                       ComStock Valuation Advisors, Inc.             Exhibit D-5

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                Guideline Companies Method Using Leveraged Ratios

                   Market Equity to Recent Adjusted Cash Flow

                                                             Recent
                                                Market      Adjusted      ME/
                                               Equity          CF       Current
Guideline Company                              (MM's)        (MM's)     Adj. CF
-----------------                              ------        ------     -------

ARTHUR J.GALLAGHER & CO                       $2,021.1      $   99.7      20.3
CHOICEPOINT, INC                              $2,142.1      $  101.7      21.1
CRAWFORD & CO                                 $  477.4      $   50.3       9.5
HALLMARK FINANCIAL SERVICES, INC              $    6.4      $    1.0       6.7
HILB ROGAL & HAMILTON CO                      $  481.5      $   35.1      13.7
INSPIRE INSURANCE SOLUTIONS, INC              $   14.5      $    4.3       3.4
INSURANCE MGMT SOLUTIONS GROUP                $    6.4      $    4.9       1.3
KAYE GROUP, INC                               $  110.5      $   12.4       8.9
MEADOWBROOK INSURANCE GROUP, INC              $   28.5      $    2.3      12.2
PROGRESSIVE CORP                              $7,039.7      $   82.1       N/A
ST. PAUL COS., INC                            $9,352.2      $1,140.0       8.2
STIRLING COOKE BROWN HOLDINGS, LTD            $    9.6      $   (6.2)      N/A

--------------------------------------------------------------------------------

1st Quartile                                                                7.1
Median                                                                      9.2
Average                                                                    10.5
3rd Quartile                                                               13.3

Selected Ratio                                                              9.2
Risk Adjustment Factor                                                    80.0%
                                                                          ----
Risk Adjusted Selected Ratio                                               7.4
                                                                          ====

                       ComStock Valuation Advisors, Inc.             Exhibit D-6

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                Guideline Companies Method Using Leveraged Ratios

                 Market Equity to Historical Adjusted Cash Flow

                                                       3 Year                   5 Year
                                                      Wgt. Avg.      ME/       Wgt. Avg.      ME/
                                          Market      Adjusted      3 Year     Adjusted      5 Year
                                          Equity         CF       Wgt. Avg.       CF       Wgt. Avg.
Guideline Company                         (MM's)       (MM's)     Unlev. CF     (MM's)     Unlev. CF
-----------------                         ------       ------     ---------     ------     ---------
ARTHUR J.GALLAGHER & CO                  $2,021.1      $  89.1       22.7      $  81.1        24.9
CHOICEPOINT, INC                         $2,142.1      $  87.0       24.6      $  76.8        27.9
CRAWFORD & CO                            $  477.4      $  54.2        8.8      $  57.0         8.4
HALLMARK FINANCIAL SERVICES, INC         $    6.4      $   0.9        7.3      $   0.8         8.1
HILB ROGAL & HAMILTON CO                 $  481.5      $  33.9       14.2      $  31.3        15.4
INSPIRE INSURANCE SOLUTIONS, INC         $   14.5      $   8.1        1.8      $   8.6         1.7
INSURANCE MGMT SOLUTIONS GROUP           $    6.4      $   6.8        0.9          N/A         N/A
KAYE GROUP, INC                          $  110.5      $  11.3        9.8      $  10.2        10.9
MEADOWBROOK INSURANCE GROUP, INC         $   28.5      $   1.8       15.7      $   4.8         6.0
PROGRESSIVE CORP                         $7,039.7      $ 247.8       28.4      $ 307.5        22.9
ST. PAUL COS., INC                       $9,352.2      $ 982.9        9.5      $ 903.1        10.4
STIRLING COOKE BROWN HOLDINGS, LTD       $    9.6      $   2.0        4.8      $   6.0         1.6

----------------------------------------------------------------------------------------------------

1st Quartile                                                          6.6                      7.0
Median                                                                9.6                     10.4
Average                                                              12.4                     12.6
3rd Quartile                                                         17.4                     19.1

Selected Ratio                                                        9.6                     10.4
Risk Adjustment Factor                                               80.0%                    80.0%
                                                                   ------                    -----
Risk Adjusted Selected Ratio                                          7.7                      8.3
                                                                   ======                    =====

                       ComStock Valuation Advisors, Inc.             Exhibit D-7

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                          Mergers & Acquisitions Method
                      Summary of Value as of April 23, 2001

                                                                 Revenue       Lev. Income      Cash Flow
                                                                  Method          Method          Method       Average
                                                                  ------          ------          ------       -------

Frontier Adjusters of America, Inc. Financial Data             $ 6,080,000     $ 1,547,634     $ 1,747,634

Multiple selected from market data                                     0.9            19.1             9.3
Risk adjustment factor                                   20%          (0.2)           (3.8)           (1.9)
                                                               -----------     -----------     -----------

Multiple applied to Frontier Adjusters of America, Inc.                0.7            15.3             7.5
                                                               -----------     -----------     -----------

Equity value, privately-held control basis                     $ 4,169,143     $23,628,000     $13,038,480

ROUNDED VALUE                                                  $ 4,170,000     $23,630,000     $13,040,000    $13,610,000
                                                               ===========     ===========     ===========    ===========

                       ComStock Valuation Advisors, Inc.             Exhibit E-1

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                          Mergers & Acquisitions Method
                                   Market Data

                                                               Leveraged    Cash       Book       Equity
                                                     Revenue     Income      Flow      Value       Price
Acquired Company                          Date       ($000's)   ($000's)   ($000's)   ($000's)   ($000's)
----------------                          ----       --------   --------   --------   --------   --------
Premier Express Claims, Inc.            6/28/2000    $4,133      $(159)     $(320)       $79      $1,330
Prime Capital Services, Inc.             4/5/1999    19,418        295        802        285       8,800
American Phoenix Corporation             3/3/1999    72,900        146      5,900    (16,000)     94,600
MedCap Medical Cost Management, Inc.    2/15/1999     4,667        524      1,303      1,600      10,000
Subro-Audit, Inc.                       1/25/1999     7,067        504      1,199      2,500      32,900
M&N Risk Management, Inc.              12/31/1998     7,000        583        801       (473)      6,000
Arrow Claims Management, Inc.           12/1/1998    16,267        513        273         47      13,500
Kizorek, Inc.                            9/1/1998    14,500      1,200      1,400      3,600       9,000
Coverdell & Company, Inc.                4/2/1998    14,000       (194)      (243)     1,900      16,600

First quartile multiples
Median multiples
Average multiples
Third quartile multiples
===================================================================================

                                              EQUITY VALUATION MULTIPLES
                                       --------------------------------------------
Acquired Company                       Revenue    Lev. Inc.  Cash Flow   Book Value
----------------                       -------    ---------  ---------   ----------

Premier Express Claims, Inc.             0.3         N/A         N/A        16.8
Prime Capital Services, Inc.             0.5        29.9        11.0         N/A
American Phoenix Corporation             1.3         N/A        16.0         N/A
MedCap Medical Cost Management, Inc.     2.1        19.1         7.7         6.3
Subro-Audit, Inc.                        4.7         N/A        27.4        13.2
M&N Risk Management, Inc.                0.9        10.3         7.5         N/A
Arrow Claims Management, Inc.            0.8        26.3         N/A         N/A
Kizorek, Inc.                            0.6         7.5         6.4         2.5
Coverdell & Company, Inc.                1.2         N/A         N/A         8.7
                                       --------------------------------------------
First quartile multiples                 0.6        10.3         7.5         6.3
Median multiples                         0.9        19.1         9.3         8.7
Average multiples                        1.4        18.6        12.7         9.5
Third quartile multiples                 1.3        26.3        14.8        13.2
===================================================================================

                       ComStock Valuation Advisors, Inc.             Exhibit E-2

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                           Comparative Ratio Analysis

                                Liquidity Ratios


                                                Current     Quick     Receivable
Guideline Company                                Ratio      Ratio      Turnover
-----------------                                -----      -----      --------

ARTHUR J.GALLAGHER & CO                           1.06        0.89        2.06
CHOICEPOINT, INC                                  1.64        1.43        4.70
CRAWFORD & CO                                     1.70        1.59        3.01
HALLMARK FINANCIAL SERVICES, INC                  3.91        3.91        0.77
HILB ROGAL & HAMILTON CO                          0.87        0.83        3.19
INSPIRE INSURANCE SOLUTIONS, INC                  2.07        1.59        4.52
INSURANCE MGMT SOLUTIONS GROUP                    2.00        1.76        9.78
KAYE GROUP, INC                                   1.28        1.24        2.05
MEADOWBROOK INSURANCE GROUP, INC                   N/A         N/A        0.96
PROGRESSIVE CORP                                  3.14        3.14        3.09
ST. PAUL COS., INC                                7.23        7.21        1.00
STIRLING COOKE BROWN HOLDINGS, LTD                1.10        1.10        0.06

Frontier Adjusters of America, Inc.               9.40        8.33        4.03

     COMPARABLE MEDIAN                            1.70        1.59        2.54
                                                 -----       -----       -----

     RANKING BY RATIO                                1           1           4
     NUMBER OF OBSERVATIONS                         12          12          13
                                                 -----       -----       -----

                       ComStock Valuation Advisors, Inc.             Exhibit F-1

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                           Comparative Ratio Analysis

                                 Activity Ratios

                                         Asset    Sales to    Sales to    Sales to     Sales to
Guideline Company                      Turnover   Net PP&E     Equity       W.C.      T. Assets
-----------------                      --------   --------     ------       ----      ---------
ARTHUR J.GALLAGHER & CO                  0.79       17.50        2.37       19.76         0.76
CHOICEPOINT, INC                         0.88        8.27        1.56        8.17         0.80
CRAWFORD & CO                            1.48       16.64        3.27        6.54         1.55
HALLMARK FINANCIAL SERVICES, INC         0.33         N/A        1.93        0.66         0.31
HILB ROGAL & HAMILTON CO                 0.78       15.89        2.97       (13.43)       0.74
INSPIRE INSURANCE SOLUTIONS, INC         1.06       16.10        1.68        5.38         1.29
INSURANCE MGMT SOLUTIONS GROUP           1.66        7.91        2.00       10.07         1.64
KAYE GROUP, INC                          0.51       17.40        1.39        4.48         0.50
MEADOWBROOK INSURANCE GROUP, INC         0.36         N/a        2.05        0.82         0.33
PROGRESSIVE CORP                         0.65       13.32        2.37        4.04         0.63
ST. PAUL COS., INC                       0.21       16.17        1.18        0.92         0.20
STIRLING COOKE BROWN HOLDINGS, LTD       0.05         N/A        0.65        0.56         0.05

Frontier Adjusters of America, Inc.      0.66        3.86        0.99        1.77         0.93

     COMPARABLE MEDIAN                   0.72       16.10        1.97        4.26         0.69
                                        -----       -----       -----       -----        -----

     RANKING BY RATIO                       7          10          12           8            4
     NUMBER OF OBSERVATIONS                13          10          13          13           13
                                        -----       -----       -----       -----        -----

                       ComStock Valuation Advisors, Inc.             Exhibit F-2

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                           Comparative Ratio Analysis

                              Profitability Ratios

                                        Operating    5 Year    Net       5 Year
                                          Profit    Average   Profit    Average
Guideline Company                         Margin     O.P.M.   Margin     N.P.M.
-----------------                         ------     ------   ------     ------

ARTHUR J.GALLAGHER & CO                   19.77      18.39     16.11      11.73
CHOICEPOINT, INC                          29.75      21.63     11.56       8.54
CRAWFORD & CO                             12.00      12.91     (3.13)      4.02
HALLMARK FINANCIAL SERVICES, INC           4.93       8.05     (1.53)      0.77
HILB ROGAL & HAMILTON CO                  25.89      22.52      6.40       7.56
INSPIRE INSURANCE SOLUTIONS, INC         (26.31)      6.14    (72.15)    (14.72)
INSURANCE MGMT SOLUTIONS GROUP             4.17      14.74     (3.44)      3.98
KAYE GROUP, INC                           22.97      19.24     12.40       9.53
MEADOWBROOK INSURANCE GROUP, INC           2.17       8.16      1.15       4.38
PROGRESSIVE CORP                           6.93      12.13      3.36       6.91
ST. PAUL COS., INC                        17.63      15.18     11.32       8.95
STIRLING COOKE BROWN HOLDINGS, LTD       (11.75)     15.78    (17.09)      7.01

Frontier Adjusters of America, Inc.       33.55      26.58     19.81      13.72

     COMPARABLE MEDIAN                     9.47      14.96      2.26       6.96
                                         ------      -----    ------       ----

     RANKING BY RATIO                         1          1         1          1
     NUMBER OF OBSERVATIONS                  13         13        13         13
                                         ------      -----    ------       ----

                       ComStock Valuation Advisors, Inc.             Exhibit F-3

                       FRONTIER ADJUSTERS OF AMERICA, INC
                           Comparative Ratio Analysis

                               Performance Ratios

                                        Return      5 Year    Return    5 Year       Return     5 Year
                                          on       Average      on      Average        on       Average
Guideline Company                       Assets      R.O.A.    Equity    R.O.E.     Investment   R.O.I.
-----------------                       ------      ------    ------    ------     ----------   ------
ARTHUR J.GALLAGHER & CO                   8.82       8.02      27.49      29.99       27.49      29.93
CHOICEPOINT, INC                          5.03       6.96       9.85      17.20        6.53      10.30
CRAWFORD & CO                             5.53       8.55      11.64      15.99        9.43      14.84
HALLMARK FINANCIAL SERVICES, INC          0.81       0.51       5.11       2.59        2.52       2.17
HILB ROGAL & HAMILTON CO                  6.26       6.73      25.08      26.14       11.56      13.60
INSPIRE INSURANCE SOLUTIONS, INC        (25.88)     (7.86)    (33.56)    (24.85)     (33.56)    (24.86)
INSURANCE MGMT SOLUTIONS GROUP           (1.24)      8.49      (1.51)    514.61       (1.51)     15.84
KAYE GROUP, INC                           6.04       4.10      17.01      15.00       16.55      12.99
MEADOWBROOK INSURANCE GROUP, INC         (0.39)      1.36      (2.39)      2.94       (1.59)      3.22
PROGRESSIVE CORP                          0.02       3.75       0.07      13.18        0.05       9.74
ST. PAUL COS., INC                        2.47       2.18      14.71      11.65       11.41       9.32
STIRLING COOKE BROWN HOLDINGS, LTD       (1.30)      1.59     (18.49)      8.04      (18.49)      5.76

Frontier Adjusters of America, Inc.      18.45      10.81      19.68      13.73       19.68      13.68

     COMPARABLE MEDIAN                    1.64       3.93       7.48      14.09        4.53      10.02
                                        ------      -----     ------     ------      ------     ------

     RANKING BY RATIO                        1          1          3          7           2          4
     NUMBER OF OBSERVATIONS                 13         13         13         13          13         13
-------------------------------------------------------------------------------------------------------

                       ComStock Valuation Advisors, Inc.             Exhibit F-4

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                           COMPARATIVE RATIO ANALYSIS
                          GROWTH RATES-INCOME STATEMENT

                                         Latest Year      5 Year      Latest Year       5 Year      Latest Year       5 Year
                                            Sales        Compound      Op. Profit      Compound      Net Income      Compound
Guideline Company                          Growth        Sales Gr.       Growth         O.P. Gr.       Growth         N.I. Gr.
-----------------                          ------        ---------       ------         --------       ------         --------
ARTHUR J.GALLAGHER & CO.                    17.6           11.6           18.9            14.5           22.1           14.8
CHOICEPOINT, INC.                           29.9           11.2           33.8            21.0          (10.5)          18.8
CRAWFORD & CO.                               1.5            3.2          (16.0)           (0.8)         (35.4)          (6.8)
HALLMARK FINANCIAL SERVICES, INC.           22.5           11.3            5.4             6.3          (20.8)         (13.1)
HILB ROGAL & HAMILTON CO.                   15.4           12.1           15.6            18.9           13.6           13.3
INSPIRE INSURANCE SOLUTIONS, INC.           (9.9)           N/A         (139.2)            N/A           28.7            N/A
INSURANCE MGMT SOLUTIONS GROUP              (7.5)           N/A         (103.2)            N/A         (115.6)           N/A
KAYE GROUP, INC.                             9.5            6.3           22.2            11.3           22.4           12.1
MEADOWBROOK INSURANCE GROUP, INC.           20.0           18.5          (97.6)            N/A          (68.7)           N/A
PROGRESSIVE CORP.                            8.0           17.1          (91.3)          (36.3)         (99.4)         (62.3)
ST. PAUL COS., INC.                         10.1            9.0           33.5            17.4           33.1           14.8
STIRLING COOKE BROWN HOLDINGS, LTD.        (24.7)          21.8         (230.1)            N/A          126.8            N/A

Frontier Adjusters of America, Inc.         (2.9)           1.5           27.1             6.9           27.4            6.6

     COMPARABLE MEDIAN                       9.8           11.4           (5.3)           12.9            1.5           12.7
                                          ------         ------         ------          ------         ------         ------
     RANKING BY RATIO                         10             11              3               6              4              6
     NUMBER OF OBSERVATIONS                   13             11             13               9             13              9
                                          ------         ------         ------          ------         ------         ------

                       ComStock Valuation Advisors, Inc.             Exhibit F-5

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                           COMPARATIVE RATIO ANALYSIS
                           GROWTH RATES-BALANCE SHEET

                                                  Latest Year      5 Year        Latest Year     5 Year
                                                     Asset        Compound         Equity       Compound
Guideline Company                                   Growth        Asset Gr.        Growth       Equity Gr.
-----------------                                   ------        ---------        ------       ----------
ARTHUR J.GALLAGHER & CO.                              6.1           13.6            24.1           20.6
CHOICEPOINT, INC.                                    31.5           28.4            76.3           27.9
CRAWFORD & CO.                                       (3.3)           4.5           (13.0)          (0.3)
HALLMARK FINANCIAL SERVICES, INC.                    26.4            5.0             4.0            3.3
HILB ROGAL & HAMILTON CO.                            11.1           16.7            23.9            9.3
INSPIRE INSURANCE SOLUTIONS, INC.                   (25.9)           N/A           (27.7)           N/A
INSURANCE MGMT SOLUTIONS GROUP                        1.6            N/A             0.1            N/A
KAYE GROUP, INC.                                      1.9           (2.7)           14.3           18.7
MEADOWBROOK INSURANCE GROUP, INC.                    14.4           21.2             2.2            2.2
PROGRESSIVE CORP.                                     8.1           14.4             1.5           13.6
ST. PAUL COS., INC.                                   7.2           16.2             8.9           13.6
STIRLING COOKE BROWN HOLDINGS, LTD.                  10.7           61.1            (7.3)          62.0

 Frontier Adjusters of America, Inc.                 12.9            2.0            14.3            2.9

     COMPARABLE MEDIAN                                7.6           15.3             3.1           13.6
                                                   ------         ------          ------         ------
     RANKING BY RATIO                                   4             10               5              9
     NUMBER OF OBSERVATIONS                            13             11              13             11
                                                   ------         ------          ------         ------

                       ComStock Valuation Advisors, Inc.             Exhibit F-6

                      FRONTIER ADJUSTERS OF AMERICA, INC.
                              STOCK PRICE HISTORY

                                         Average Weekly Volume
                                         ---------------------
     Date        Close        Volume     % - 1 Yr.    % - 5 Yr.   % of O/S
     ----        -----        ------     ---------    ---------   --------
  23-Apr-01     $1.2000          800        6.1%         3.1%      0.0089%
  20-Apr-01     $1.2000            0        0.0%         0.0%      0.0000%
  19-Apr-01     $1.2000        2,500       19.2%         9.7%      0.0279%
  18-Apr-01     $1.2500        3,500       26.9%        13.5%      0.0391%
  17-Apr-01     $1.1000        3,600       27.6%        13.9%      0.0402%
  16-Apr-01     $1.1000          100        0.8%         0.4%      0.0011%
  13-Apr-01     $1.1000        2,900       22.3%        11.2%      0.0324%
  12-Apr-01     $1.1000        2,900       22.3%        11.2%      0.0324%
  11-Apr-01     $1.2500          100        0.8%         0.4%      0.0011%
  10-Apr-01     $1.1500       10,000       76.8%        38.7%      0.1116%
   9-Apr-01     $1.2500          300        2.3%         1.2%      0.0033%
   5-Apr-01     $1.3000        2,600       20.0%        10.1%      0.0290%
   4-Apr-01     $1.1000        1,700       13.1%         6.6%      0.0190%
   3-Apr-01     $1.1500        2,000       15.4%         7.7%      0.0223%
   2-Apr-01     $1.2500          500        3.8%         1.9%      0.0056%
  30-Mar-01     $1.3900          100        0.8%         0.4%      0.0011%

  27-Mar-01     $1.3000        3,100       23.8%        12.0%      0.0346%   20 DAY STATISTICS
                                                                             -----------------
  26-Mar-01     $1.4500        1,100        8.4%         4.3%      0.0123%     Avg.    $1.2170
  23-Mar-01     $1.3000        1,000        7.7%         3.9%      0.0112%     High    $1.4500
  21-Mar-01     $1.2000          500        3.8%         1.9%      0.0056%     Low     $1.1000
----------------------------------------------------------------------------------------------
  20-Mar-01     $1.3000          200        1.5%         0.8%      0.0022%
  19-Mar-01     $1.3000        2,300       17.7%         8.9%      0.0257%
  16-Mar-01     $1.4000        1,100        8.4%         4.3%      0.0123%
  15-Mar-01     $1.4500        8,100       62.2%        31.3%      0.0904%
  14-Mar-01     $1.4000        2,500       19.2%         9.7%      0.0279%
   9-Mar-01     $1.3500        3,000       23.0%        11.6%      0.0335%
   7-Mar-01     $1.4000        1,200        9.2%         4.6%      0.0134%
   6-Mar-01     $1.4000        1,900       14.6%         7.3%      0.0212%
   5-Mar-01     $1.3500        1,400       10.8%         5.4%      0.0156%
  27-Feb-01     $1.2700          300        2.3%         1.2%      0.0033%
  26-Feb-01     $1.2000        7,700       59.1%        29.8%      0.0860%
  23-Feb-01     $1.4500        7,000       53.8%        27.1%      0.0781%
  21-Feb-01     $1.5500        2,000       15.4%         7.7%      0.0223%
  20-Feb-01     $1.6500        2,100       16.1%         8.1%      0.0234%
  16-Feb-01     $1.5500        4,000       30.7%        15.5%      0.0447%
  15-Feb-01     $1.5500          100        0.8%         0.4%      0.0011%
  14-Feb-01     $1.5500          600        4.6%         2.3%      0.0067%
  12-Feb-01     $1.5600        6,300       48.4%        24.4%      0.0703%
   9-Feb-01     $1.5500        1,200        9.2%         4.6%      0.0134%
   7-Feb-01     $1.5500          400        3.1%         1.5%      0.0045%
   6-Feb-01     $1.4500        1,000        7.7%         3.9%      0.0112%
   5-Feb-01     $1.6500        2,000       15.4%         7.7%      0.0223%
   2-Feb-01     $1.7400        1,600       12.3%         6.2%      0.0179%
   1-Feb-01     $1.6000        1,000        7.7%         3.9%      0.0112%
  31-Jan-01     $1.3500          300        2.3%         1.2%      0.0033%
  30-Jan-01     $1.3500          200        1.5%         0.8%      0.0022%
  26-Jan-01     $1.3125          500        3.8%         1.9%      0.0056%
  24-Jan-01     $1.4375        2,300       17.7%         8.9%      0.0257%
  23-Jan-01     $1.5625        1,200        9.2%         4.6%      0.0134%
  22-Jan-01     $1.6875        1,500       11.5%         5.8%      0.0167%
  18-Jan-01     $1.6250          700        5.4%         2.7%      0.0078%
  12-Jan-01     $1.3750        1,300       10.0%         5.0%      0.0145%
  11-Jan-01     $1.1875        2,300       17.7%         8.9%      0.0257%
   9-Jan-01     $1.1250        1,000        7.7%         3.9%      0.0112%
   5-Jan-01     $1.1250        6,500       49.9%        25.1%      0.0726%
   3-Jan-01     $1.1875          200        1.5%         0.8%      0.0022%
   2-Jan-01     $1.0625        1,800       13.8%         7.0%      0.0201%
  29-Dec-00     $1.2500        3,700       28.4%        14.3%      0.0413%
  28-Dec-00     $1.1250        4,900       37.6%        19.0%      0.0547%
  27-Dec-00     $1.1250        5,600       43.0%        21.7%      0.0625%

                       ComStock Valuation Advisors, Inc.             Exhibit G-1

                      FRONTIER ADJUSTERS OF AMERICA, INC.
                              STOCK PRICE HISTORY

                                         Average Weekly Volume
                                         ---------------------
     Date        Close        Volume     % - 1 Yr.    % - 5 Yr.   % of O/S
     ----        -----        ------     ---------    ---------   --------
  26-Dec-00     $1.1250          700        5.4%         2.7%      0.0078%
  22-Dec-00     $1.1250        2,100       16.1%         8.1%      0.0234%
  20-Dec-00     $1.2500        2,800       21.5%        10.8%      0.0313%
  19-Dec-00     $1.2500        1,000        7.7%         3.9%      0.0112%
  18-Dec-00     $1.3750        1,800       13.8%         7.0%      0.0201%
  15-Dec-00     $1.3750        3,000       23.0%        11.6%      0.0335%
  13-Dec-00     $1.1875          900        6.9%         3.5%      0.0100%
  12-Dec-00     $1.0625        4,000       30.7%        15.5%      0.0447%
  11-Dec-00     $1.2500          200        1.5%         0.8%      0.0022%
   8-Dec-00     $1.2500        3,000       23.0%        11.6%      0.0335%
   7-Dec-00     $1.3750        2,500       19.2%         9.7%      0.0279%
   4-Dec-00     $1.6250        1,000        7.7%         3.9%      0.0112%
   1-Dec-00     $1.8750          300        2.3%         1.2%      0.0033%
  30-Nov-00     $1.6250        4,100       31.5%        15.9%      0.0458%
  29-Nov-00     $1.8125          400        3.1%         1.5%      0.0045%
  28-Nov-00     $1.8750       14,700      112.9%        56.9%      0.1641%
  27-Nov-00     $1.5000        9,000       69.1%        34.8%      0.1005%
  22-Nov-00     $1.2500        3,900       30.0%        15.1%      0.0435%
  21-Nov-00     $1.1250        8,200       63.0%        31.7%      0.0915%
  20-Nov-00     $1.1250        4,600       35.3%        17.8%      0.0514%
  17-Nov-00     $1.6250        1,100        8.4%         4.3%      0.0123%
  16-Nov-00     $1.6250          600        4.6%         2.3%      0.0067%
  13-Nov-00     $1.7500          200        1.5%         0.8%      0.0022%
  10-Nov-00     $1.6250        1,700       13.1%         6.6%      0.0190%
   7-Nov-00     $1.8750        1,100        8.4%         4.3%      0.0123%
   6-Nov-00     $1.7500        7,700       59.1%        29.8%      0.0860%
   3-Nov-00     $1.5625          100        0.8%         0.4%      0.0011%
   2-Nov-00     $1.5000        1,300       10.0%         5.0%      0.0145%
  30-Oct-00     $1.5000        2,100       16.1%         8.1%      0.0234%
  27-Oct-00     $1.5000        9,600       73.7%        37.1%      0.1072%
  26-Oct-00     $1.7500        4,300       33.0%        16.6%      0.0480%
  25-Oct-00     $1.7500        2,000       15.4%         7.7%      0.0223%
  24-Oct-00     $1.9375        3,000       23.0%        11.6%      0.0335%
  23-Oct-00     $2.0000        2,400       18.4%         9.3%      0.0268%
  19-Oct-00     $2.1875          400        3.1%         1.5%      0.0045%
  18-Oct-00     $2.1250        4,900       37.6%        19.0%      0.0547%
  16-Oct-00     $2.0000        7,300       56.1%        28.2%      0.0815%
  13-Oct-00     $2.7500        1,500       11.5%         5.8%      0.0167%
  11-Oct-00     $2.7500        2,000       15.4%         7.7%      0.0223%
  10-Oct-00     $2.7500          500        3.8%         1.9%      0.0056%
   6-Oct-00     $2.8750          100        0.8%         0.4%      0.0011%
   5-Oct-00     $3.0000        1,000        7.7%         3.9%      0.0112%
   4-Oct-00     $2.8750        1,000        7.7%         3.9%      0.0112%
   3-Oct-00     $2.7500        1,200        9.2%         4.6%      0.0134%
  29-Sep-00     $2.5000          300        2.3%         1.2%      0.0033%
  27-Sep-00     $2.6250        2,200       16.9%         8.5%      0.0246%
  25-Sep-00     $2.8750        2,700       20.7%        10.4%      0.0301%
  22-Sep-00     $2.8750        3,000       23.0%        11.6%      0.0335%
  21-Sep-00     $2.9375          100        0.8%         0.4%      0.0011%
  20-Sep-00     $3.0000        6,300       48.4%        24.4%      0.0703%
  19-Sep-00     $3.2500        1,000        7.7%         3.9%      0.0112%
  18-Sep-00     $3.1250        1,000        7.7%         3.9%      0.0112%
  14-Sep-00     $3.2500        2,600       20.0%        10.1%      0.0290%
  13-Sep-00     $3.1250        2,000       15.4%         7.7%      0.0223%
  12-Sep-00     $3.3750        5,300       40.7%        20.5%      0.0592%
  11-Sep-00     $3.5000        6,500       49.9%        25.1%      0.0726%
   8-Sep-00     $3.3750        1,200        9.2%         4.6%      0.0134%

                       ComStock Valuation Advisors, Inc.             Exhibit G-2

                      FRONTIER ADJUSTERS OF AMERICA, INC.
                              STOCK PRICE HISTORY

                                         Average Weekly Volume
                                         ---------------------
     Date        Close        Volume     % - 1 Yr.    % - 5 Yr.   % of O/S
     ----        -----        ------     ---------    ---------   --------
   6-Sep-00     $3.5000        1,500       11.5%         5.8%      0.0167%
   5-Sep-00     $3.7500          600        4.6%         2.3%      0.0067%
   1-Sep-00     $3.7500        1,000        7.7%         3.9%      0.0112%
  31-Aug-00     $3.7500          400        3.1%         1.5%      0.0045%
  30-Aug-00     $3.5625        1,000        7.7%         3.9%      0.0112%
  28-Aug-00     $3.8125          200        1.5%         0.8%      0.0022%
  25-Aug-00     $3.6875        1,300       10.0%         5.0%      0.0145%
  24-Aug-00     $3.6875        1,500       11.5%         5.8%      0.0167%
  23-Aug-00     $3.8125          800        6.1%         3.1%      0.0089%
  22-Aug-00     $3.5625          500        3.8%         1.9%      0.0056%
  21-Aug-00     $3.6875        4,500       34.6%        17.4%      0.0502%
  18-Aug-00     $4.0000          600        4.6%         2.3%      0.0067%
  17-Aug-00     $4.0000          500        3.8%         1.9%      0.0056%
  16-Aug-00     $4.0000        2,000       15.4%         7.7%      0.0223%
  15-Aug-00     $3.9375        2,200       16.9%         8.5%      0.0246%
  14-Aug-00     $3.8750          600        4.6%         2.3%      0.0067%
  11-Aug-00     $3.7500        1,400       10.8%         5.4%      0.0156%
  10-Aug-00     $3.7500          800        6.1%         3.1%      0.0089%
   9-Aug-00     $3.6250        3,100       23.8%        12.0%      0.0346%
   8-Aug-00     $3.6250        2,800       21.5%        10.8%      0.0313%
   7-Aug-00     $3.6875        1,000        7.7%         3.9%      0.0112%
   4-Aug-00     $3.5625        1,600       12.3%         6.2%      0.0179%
   3-Aug-00     $3.5000          600        4.6%         2.3%      0.0067%
   2-Aug-00     $3.5000          800        6.1%         3.1%      0.0089%
   1-Aug-00     $3.5000        1,100        8.4%         4.3%      0.0123%
  31-Jul-00     $3.5000        1,800       13.8%         7.0%      0.0201%
  28-Jul-00     $3.5000        2,600       20.0%        10.1%      0.0290%
  27-Jul-00     $3.3750        5,200       39.9%        20.1%      0.0580%
  26-Jul-00     $3.3750        1,100        8.4%         4.3%      0.0123%
  25-Jul-00     $3.5000        3,900       30.0%        15.1%      0.0435%
  24-Jul-00     $3.5000        1,000        7.7%         3.9%      0.0112%
  21-Jul-00     $3.5625          100        0.8%         0.4%      0.0011%
  20-Jul-00     $3.5000        5,600       43.0%        21.7%      0.0625%
  19-Jul-00     $3.5000          500        3.8%         1.9%      0.0056%
  18-Jul-00     $3.5000          600        4.6%         2.3%      0.0067%
  17-Jul-00     $3.3750        2,600       20.0%        10.1%      0.0290%
  14-Jul-00     $3.2500        4,800       36.9%        18.6%      0.0536%
  13-Jul-00     $3.5000        6,400       49.2%        24.8%      0.0714%
  12-Jul-00     $4.0000          700        5.4%         2.7%      0.0078%
  11-Jul-00     $4.0000        1,300       10.0%         5.0%      0.0145%
  10-Jul-00     $3.8750        2,500       19.2%         9.7%      0.0279%
   7-Jul-00     $3.8750        5,600       43.0%        21.7%      0.0625%
   6-Jul-00     $4.0000        4,400       33.8%        17.0%      0.0491%
   5-Jul-00     $3.8750        2,300       17.7%         8.9%      0.0257%
   3-Jul-00     $3.8750        1,200        9.2%         4.6%      0.0134%
  30-Jun-00     $3.6875        6,000       46.1%        23.2%      0.0670%
  29-Jun-00     $3.9375        2,500       19.2%         9.7%      0.0279%
  28-Jun-00     $4.0000        1,900       14.6%         7.3%      0.0212%
  27-Jun-00     $4.0000        1,600       12.3%         6.2%      0.0179%
  26-Jun-00     $3.9375          900        6.9%         3.5%      0.0100%
  23-Jun-00     $3.7500        6,100       46.8%        23.6%      0.0681%
  22-Jun-00     $3.8125        2,900       22.3%        11.2%      0.0324%
  21-Jun-00     $4.0000        2,700       20.7%        10.4%      0.0301%
  20-Jun-00     $4.0000        8,700       66.8%        33.7%      0.0971%
  19-Jun-00     $4.0000        2,600       20.0%        10.1%      0.0290%
  16-Jun-00     $4.0000        2,300       17.7%         8.9%      0.0257%
  15-Jun-00     $4.0000        4,900       37.6%        19.0%      0.0547%

                       ComStock Valuation Advisors, Inc.             Exhibit G-3

                      FRONTIER ADJUSTERS OF AMERICA, INC.
                              STOCK PRICE HISTORY

                                         Average Weekly Volume
                                         ---------------------
     Date        Close        Volume     % - 1 Yr.    % - 5 Yr.   % of O/S
     ----        -----        ------     ---------    ---------   --------
  14-Jun-00     $4.0000          900        6.9%         3.5%      0.0100%
  13-Jun-00     $4.0000        7,000       53.8%        27.1%      0.0781%
  12-Jun-00     $3.9375        2,900       22.3%        11.2%      0.0324%
   9-Jun-00     $3.9375        6,100       46.8%        23.6%      0.0681%
   8-Jun-00     $3.8750          200        1.5%         0.8%      0.0022%
   7-Jun-00     $3.8750        1,000        7.7%         3.9%      0.0112%
   6-Jun-00     $3.8750        2,900       22.3%        11.2%      0.0324%
   5-Jun-00     $3.9375        1,000        7.7%         3.9%      0.0112%
   2-Jun-00     $3.9375        2,100       16.1%         8.1%      0.0234%
  31-May-00     $3.9375        6,200       47.6%        24.0%      0.0692%
  30-May-00     $3.8750        8,600       66.0%        33.3%      0.0960%
  26-May-00     $3.7500        1,000        7.7%         3.9%      0.0112%
  25-May-00     $3.8125        2,900       22.3%        11.2%      0.0324%
  24-May-00     $3.7500        2,400       18.4%         9.3%      0.0268%
  22-May-00     $3.8125        2,800       21.5%        10.8%      0.0313%
  19-May-00     $3.7500          400        3.1%         1.5%      0.0045%
  18-May-00     $3.7500        1,100        8.4%         4.3%      0.0123%
  17-May-00     $3.7500          500        3.8%         1.9%      0.0056%
  16-May-00     $3.6875        1,500       11.5%         5.8%      0.0167%
  15-May-00     $3.8750        2,800       21.5%        10.8%      0.0313%
  12-May-00     $3.8750          600        4.6%         2.3%      0.0067%
  11-May-00     $3.8750        7,000       53.8%        27.1%      0.0781%
  10-May-00     $3.8750        5,500       42.2%        21.3%      0.0614%
   9-May-00     $3.6250        4,100       31.5%        15.9%      0.0458%
   8-May-00     $3.8125        5,600       43.0%        21.7%      0.0625%
   5-May-00     $3.9375        5,000       38.4%        19.3%      0.0558%
   4-May-00     $3.8750        1,800       13.8%         7.0%      0.0201%
   3-May-00     $3.8750        8,200       63.0%        31.7%      0.0915%
   2-May-00     $3.5000        1,800       13.8%         7.0%      0.0201%
   1-May-00     $3.3750        3,600       27.6%        13.9%      0.0402%
  28-Apr-00     $3.2500        3,100       23.8%        12.0%      0.0346%
  27-Apr-00     $3.2500        2,600       20.0%        10.1%      0.0290%
  26-Apr-00     $3.3750        6,300       48.4%        24.4%      0.0703%
  25-Apr-00     $3.5000        3,900       30.0%        15.1%      0.0435%
  24-Apr-00     $3.5000        1,500       11.5%         5.8%      0.0167%
                -------
High trading
price (June &
August 2000)    $4.0000

                                     Daily        Weekly       Daily        Weekly      % of
                                   Statistics   Statistics   Statistics   Statistics   Normal
                                   ----------   ----------   ----------   ----------   ------
Average for five year period            5,171       25,853       0.0577%     0.2886%      N/A
Median for five year period             2,700       13,500       0.0301%     0.1507%      N/A

Average for one year period             2,604       13,021       0.0291%     0.1454%   6.3029%
Median for one year period              1,950        9,750       0.0218%     0.1088%   5.1368%

Total shares outstanding            8,958,000      4/18/01


                       ComStock Valuation Advisors, Inc.             Exhibit G-4